Exhibit 99.1

News Release

For immediate release	For more information contact:
January 14, 2019	Jeffrey E. Eberwein
Chairman of the Board
203-489-9501
ir@digirad.com

Digirad Names David Noble as Interim Chief Financial Officer

SUWANEE, GA – January 14, 2019 – Digirad Corporation (Nasdaq: DRAD) (“Digirad”) today announced that David Noble, Digirad’s current Chief Operating Officer, will assume the additional role of Interim Chief Financial Officer of Digirad, effective January 15, 2019.

Mr. Noble, age 48, has more than 20 years of experience in finance and building businesses, including in investment banking and leading capital markets teams. Prior to joining Digirad as Chief Operating Officer in September 2018, Mr. Noble served in key financial and management roles at HSBC and Lehman Brothers.

Immediately prior to being appointed Chief Operating Officer of Digirad, Mr. Noble was the Managing Member of Noble Point LLC, a business and financial advisory firm where he, among other things, advised medical practices on operations, growth opportunities and financing from October 2017 to August 2018. Between 2005 and 2017, Mr. Noble served in various capacities at HSBC, including over a decade as Managing Director, Head of Equity Capital Markets (ECM) for the Americas, where he established the Latin American franchise and grew regional revenues to account for a significant portion of their global ECM business. Prior to joining HSBC, Mr. Noble served in various capacities at Lehman Brothers between 1997 and 2005, including as Senior Vice President, Equity Capital Markets.

Mr. Noble earned an MBA in Finance from MIT and a BA from Yale University.

About Digirad Corporation

Digirad delivers convenient, effective, and efficient healthcare solutions on an as needed, when needed, and where needed basis. Digirad’s diverse portfolio of mobile healthcare solutions and diagnostic imaging equipment and services, provides hospitals, physician practices, and imaging centers through the United States access to technology and services necessary to provide exceptional patient care in the rapidly changing healthcare environment. For more information, please visit www.digirad.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections, (iii) the future financial performance of Digirad (referred to herein as the “Company”) or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain adequate financing, the length of time associated with servicing customers, accounts receivable turnover, insufficient cash flows and resulting illiquidity, the Company's inability to expand the Company's business, government regulation, the underlying condition of the technology support industry, the lack of product diversification, existing or increased competition, stock volatility and illiquidity, the Company's failure to implement the Company's business plans or strategies, changes in macro or industry specific business conditions, failure to keep pace with evolving technologies and difficulties integrating technologies, unfavorable changes in reimbursement practices, negative economic outlooks, the Company’s inability to consummate successful acquisitions and execute related integration, the Company’s ability to execute on its business strategy (including any cost reduction plans), the Company’s failure to realize expected benefits of restructuring and cost-cutting actions, the Company’s ability to preserve and monetize its net operating losses, the continued demand for and market acceptance of its services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018. This press release reflects management’s views as of the date presented.